SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  March 25, 2002


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of January 1, 2002 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-2)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-63602-1                74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                          200 Vesey Street, 20th floor
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of January 1, 2002 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as Trustee. On March 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on March 25, 2002 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:  March 29, 2002        By:   /s/ Karen Schluter
                                  --------------------------------------------
                                  Karen Schluter
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         March 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on March 25, 2002



     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     March 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1      200,000,000.00   199,346,412.16    3,065,727.62     1,088,099.17    4,153,826.79       0.00         0.00    196,280,684.54
IA2       13,049,000.00    12,981,262.08       68,107.65        70,856.06      138,963.71       0.00         0.00     12,913,154.43
IA3       12,410,000.00    12,477,737.92            0.00             0.00            0.00       0.00    68,107.65     12,545,845.57
IA4       28,500,000.00    28,500,000.00            0.00       155,562.50      155,562.50       0.00         0.00     28,500,000.00
IIA1      38,331,000.00    37,715,000.00      616,000.00       172,860.42      788,860.42       0.00         0.00     37,099,000.00
IIA3      50,000,000.00    48,573,461.86    1,113,604.62       263,106.25    1,376,710.87       0.00         0.00     47,459,857.24
IIA4     100,000,000.00    97,769,445.80    1,888,815.08       529,584.50    2,418,399.58       0.00         0.00     95,880,630.72
IIA5      12,300,000.00    12,300,000.00            0.00        66,625.00       66,625.00       0.00         0.00     12,300,000.00
AP         1,734,900.00     1,732,976.93        5,149.03             0.00        5,149.03       0.00         0.00      1,727,827.90
B1        10,044,000.00    10,036,132.88        7,938.50        54,700.14       62,638.64       0.00         0.00     10,028,194.38
B2         2,390,000.00     2,388,128.00        1,888.99        13,016.06       14,905.05       0.00         0.00      2,386,239.01
B3         3,587,000.00     3,584,190.43        2,835.07        19,534.99       22,370.06       0.00         0.00      3,581,355.36
B4         2,630,000.00     2,627,940.01        2,078.68        14,323.12       16,401.80       0.00         0.00      2,625,861.33
B5         1,673,000.00     1,671,689.60        1,322.29         9,111.24       10,433.53       0.00         0.00      1,670,367.31
B6         1,680,461.00     1,679,144.75        1,328.19         9,151.88       10,480.07       0.00         0.00      1,677,816.56
R                100.00             0.00            0.00             0.00            0.00       0.00         0.00              0.00
P                  0.00             0.00            0.00             0.00            0.00       0.00         0.00              0.00
TOTALS   478,329,461.00   473,383,522.42    6,774,795.72     2,466,531.33    9,241,327.05       0.00    68,107.65    466,676,834.35

IIA2       5,897,076.00     5,802,306.77            0.00        31,429.16       31,429.16       0.00         0.00      5,707,537.54
AX         7,277,400.00     7,178,316.81            0.00        39,082.49       39,082.49       0.00         0.00      6,908,558.60
PAX        7,754,619.00     7,748,804.67            0.00        42,048.87       42,048.87       0.00         0.00      7,700,665.64
IAX       70,784,938.00    69,387,956.50            0.00        36,883.73       36,883.73       0.00         0.00     68,673,944.98
AP1        1,499,512.00     1,497,802.55        4,945.42             0.00        4,945.42       0.00         0.00      1,492,857.13
AP2          235,388.00       235,174.38          203.61             0.00          203.61       0.00         0.00        234,970.77
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1       86358R VC8     996.73206080     15.32863810   5.44049585      20.76913395     981.40342270       IA1          6.550000 %
IA2       86358R VD6     994.80895701      5.21937696   5.42999923      10.64937620     989.58958004       IA2          6.550000 %
IA3       86358R VE4   1,005.45833360      0.00000000   0.00000000       0.00000000   1,010.94646011       IA3          6.550000 %
IA4       86358R VF1   1,000.00000000      0.00000000   5.45833333       5.45833333   1,000.00000000       IA4          6.550000 %
IIA1      86358R VH7     983.92945658     16.07054342   4.50967676      20.58022019     967.85891315       IIA1         5.500000 %
IIA3      86358R VK0     971.46923720     22.27209240   5.26212500      27.53421740     949.19714480       IIA3         6.500000 %
IIA4      86358R VL8     977.69445800     18.88815080   5.29584500      24.18399580     958.80630720       IIA4         6.500000 %
IIA5      86358R VM6   1,000.00000000      0.00000000   5.41666667       5.41666667   1,000.00000000       IIA5         6.500000 %
AP        86358R VP9     998.89153842      2.96791170   0.00000000       2.96791170     995.92362672       AP           0.000000 %
B1        86358R VR5     999.21673437      0.79037236   5.44605137       6.23642374     998.42636201       B1           6.540385 %
B2        86358R VS3     999.21673640      0.79037238   5.44605021       6.23642259     998.42636402       B2           6.540385 %
B3        86358R VT1     999.21673543      0.79037357   5.44605241       6.23642598     998.42636186       B3           6.540385 %
B4        86358R VV6     999.21673384      0.79037262   5.44605323       6.23642586     998.42636122       B4           6.540385 %
B5        86358R VW4     999.21673640      0.79037059   5.44604901       6.23641961     998.42636581       B5           6.540385 %
B6        86358R VX2     999.21673279      0.79037240   5.44605320       6.23642560     998.42636039       B6           6.540385 %
R         86358R VU8       0.00000000      0.00000000   0.00000000       0.00000000       0.00000000       R            6.550000 %
TOTALS                   989.65997501     14.16345066   5.15655324      19.32000390     975.63891083

IIA2      86358R VJ3     983.92945419      0.00000000   5.32961759       5.32961759     967.85890838       IIA2         6.500000 %
AX        86358R VG9     986.38480914      0.00000000   5.37039190       5.37039190     949.31687141       AX           6.533423 %
PAX       86358R VN4     999.25021075      0.00000000   5.42242888       5.42242888     993.04242285       PAX          6.511797 %
IAX       86358R VQ7     980.26442433      0.00000000   0.52106749       0.52106749     970.17736994       IAX          0.637870 %

AP1                      998.85999579      3.29801962   0.00000000       3.29801962     995.56197616       AP1          0.000000 %
AP2                      999.09247710      0.86499737   0.00000000       0.86499737     998.22747974       AP2          0.000000 %
---------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                 Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                              Tel: (212) 946-7959
                              Fax: (212) 946-8744
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------

                                       -6-

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     March 25, 2002

Class AX1 Beginning Balance                             4,798,478.87
Class AX1 Interest Amount                                  26,191.70
Class AX1 Ending Balance                                4,616,020.44

Class AX2 Beginning Balance                             2,379,837.94
Class AX2 Interest Amount                                  12,890.79
Class AX2 Ending Balance                                2,292,538.16

Class PAX1 Beginning Balance                            1,828,235.42
Class PAX1 Interest Amount                                  9,979.12
Class PAX1 Ending Balance                               1,827,127.87

Class PAX2 Beginning Balance                            5,920,569.25
Class PAX2 Interest Amount                                 32,069.75
Class PAX2 Ending Balance                               5,873,537.78

Class IAX1 Beginning Balance                           26,339,982.19
Class IAX1 Interest Amount                                 12,459.59
Class IAX1 Ending Balance                              26,308,451.97

Class IAX2 Beginning Balance                           43,047,974.31
Class IAX2 Interest Amount                                 14,424.14
Class IAX2 Ending Balance                              42,365,493.01

Total Scheduled Principal Amounts                         374,768.25
Group 1 Scheduled Principal Amounts                       218,139.57
Group 2 Scheduled Principal Amounts                       156,628.68

Total Unscheduled Principal Amounts                     6,331,919.82
Group 1 Unscheduled Principal Amounts                   2,862,576,96
Group 2 Unscheduled Principal Amounts                   3,469,342.86

Total Net Liquidation Proceeds                                  0.00
Group 1 Net Liquidation Proceeds                                0.00
Group 2 Net Liquidation Proceeds                                0.00

Total Insurance Proceeds                                        0.00
Group 1 Insurance Proceeds                                      0.00
Group 2 Insurance Proceeds                                      0.00

Aggregate  Advances                                             0.00
Group 1  Aggregate  Advances                                    0.00
Group 2 Aggregate  Advances                                     0.00

Aggregate Ending Principal Balance                    466,676,835.36
Group 1 Aggregate Ending Principal Balance            264,031,189.03
Group 2 Aggregate  Ending Principal Balance           202,645,646.33

Aggregate Non-Po Ending Principal Balance             464,939,008.08
Group 1 Non-Po Aggregate Ending Principal Balance     262,538,332.39
Group 2 Non-Po Aggregate  Ending Principal Balance    202,410,675.69

Current Period Realized Losses                                  0.00
Group 1 Current Period Realized Losses                          0.00
Group 2 Current Period Realized Losses                          0.00
Fraud Loss Limit                                        9,566,589.00
Bankruptcy Loss Loss Limit                                120,971.00
Special Hazard Loss Loss Limit                          5,986,890.00

Bankruptcy Losses                                               0.00
Group 1 Bankruptcy Losses                                       0.00
Group 2 Bankruptcy Losses                                       0.00

Fraud Losses                                                    0.00
Group 1 Fraud Losses                                            0.00
Group 2 Fraud Losses                                            0.00

Special Hazard Losses                                           0.00
Group 1 Special Hazard Losses                                   0.00
Group 2 Special Hazard Losses                                   0.00

Servicing Fees                                             99,708.84
Master Servicing Fee (including Retained Interest)          1,864.96
Retained Interest Fees                                     69,526.62
PMI Fees                                                   15,526.62



                                       -7-


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     March 25, 2002


Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

 Group 1
--------------------
Category              Number       Principal Balance               Percentage
1 Month                 15            6,104,260.10                  2.31 %
2 Month                  0                    0.00                  0.00 %
3 Month                  1              447,000.00                  0.17 %
Total                   16            6,551,260.10                  2.48 %

 Group 2
--------------------
Category              Number       Principal Balance               Percentage
1 Month                 14            6,313,449.13                  3.12 %
2 Month                  0                    0.00                  0.00 %
3 Month                  0                    0.00                  0.00 %
 Total                  14            6,313,449.13                  3.12 %

 Group Totals
--------------------
Category              Number       Principal Balance               Percentage
1 Month                 29           12,417,709.23                  2.66 %
2 Month                  0                    0.00                  0.00 %
3 Month                  1              447,000.00                  0.10 %
 Total                  30           12,864,709.23                  2.76 %


Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

 Group 1
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %

 Group 2
------------------
         Number           Principal Balance           Percentage

           1                531,244.78                 0.26 %

Group Totals
------------------
         Number           Principal Balance           Percentage
           1                531,244.78                 0.11 %




Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans

 Group 1
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %

 Group 2
------------------
         Number           Principal Balance           Percentage

           0                      0.00                 0.00 %

Group Totals
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %

                                       -8-


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     March 25, 2002


Aggregate Outstanding Interest Shortfalls

Class ia1 shortfall                             0.00
Class ia2 shortfall                             0.00
Class ia3 shortfall                             0.00
Class ia4 shortfall                             0.00

Class iia1 shortfall                           0.00
Class iia2 shortfall                           0.00
Class iia3 shortfall                           0.00
Class iia4 shortfall                           0.00
Class iia5 shortfall

Class b1 shortfall                            0.00
Class b2 shortfall                            0.00
Class b3 shortfall                            0.00
Class b4 shortfall                            0.00
Class b5 shortfall                            0.00
Class b6 shortfall                            0.00
Class r shortfall                             0.00

Class ax shortfall                            0.00
Class ax1 shortfall                           0.00
Class ax2 shortfall                           0.00
Class pax shortfall                           0.00
Class pax1 shortfall                          0.00
Class pax2 shortfall                          0.00

Class iax shortfall                           0.01
Class iax1 shortfall                          0.00
Class iax2 shortfall                          0.00


Sec. 4.03(viv)Aggregate Outstanding Prepayment Interest Shortfalls

Class ia1 shortfall                             0.00
Class ia2 shortfall                             0.00
Class ia3 shortfall                             0.00
Class ia4 shortfall                             0.00
Class iia1 shortfall                            0.00
Class iia2 shortfall                            0.00
Class iia3 shortfall                            0.00
Class iia4 shortfall                            0.00
Class iia5 shortfall                            0.00
Class iax shortfall                             0.00
Class iax1 shortfall                            0.00
Class iax2 shortfall                            0.00
Class pax shortfall                             0.00
Class pax1 shortfall                            0.00
Class pax2 shortfall                            0.00
Class ax shortfall                              0.00
Class ax1 shortfall                             0.00
Class px2 shortfall                             0.00
Class b1 shortfall                              0.00
Class b2 shortfall                              0.00
Class b3 shortfall                              0.00
Class b4 shortfall                              0.00
Class b5 shortfall                              0.00
Class b6 shortfall                              0.00
Class r shortfall                               0.00

Prepayment Premiums Collected and Paid to Class P   0.00

